Oppenheimer
Capital Appreciation Fund/VA A Series of Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds—Oppenheimer Capital Appreciation Fund/VA

Objective
Oppenheimer Capital Appreciation Fund/VA,a series of Oppenheimer Variable Account Funds, seeks capital appreciation from investments in securities in well-known and established companies. The Fund’s focus is on securities of large-cap companies having a market capitalization of $11.5 billion or more with a history of earnings and dividend growth.
Narrative by Jane Putnam, Portfolio Manager
Oppenheimer Capital Appreciation Fund/VA for the 12-month reporting period that ended December 31, 2000, provided a –0.23% for an annual total return.[1]
        We believe the Fund performed well in a difficult environment for U.S. stocks. In addition, we are pleased that our relatively conservative growth at a reasonable price investment discipline was able to deliver higher returns than the Standard & Poor’s 500 Index, a popular barometer of large-capitalization stock performance.
        Our relative performance is especially significant because value-sensitive stocks were out of favor for part of the 12-month reporting period. This was especially true during the first quarter of the fiscal year, when many investors achieved short-term success by investing in stocks with plenty of forward momentum—often regardless of their earnings, valuations and other business fundamentals. As a result, many technology and Internet stocks reached lofty levels because of unrestrained investor enthusiasm.
        In March and April 2000, however, momentum investing suddenly fell out of favor when inflation fears raised concerns that equity valuations had risen too far, too fast. As a result, prices of formerly high-flying Internet stocks began to decline to more reasonable valuations. Although some of the Fund’s holdings fell with the rest of the technology group, we fared better than the sector as a whole. That’s because we have always focused on business fundamentals when making investments. We emphasized companies with good current earnings—such as technology leader Cisco Systems, Inc.—and avoided the more speculative “dot-com” stocks. At the same time, we reduced our holdings of technology stocks by taking profits in some of the technology stocks we had purchased before the technology rally began.
        We redeployed the proceeds of those sales mostly to companies in the consumer staples industry group, including beverage and cable television companies. We also increased our exposure to healthcare companies, with particular focus on health services and medical-device producers, as well as reasonably priced capital goods companies. On the other hand, we reduced our positions in consumer cyclical companies, such as housing and apparel businesses.
        When the market began to broaden during the second half of the reporting period, we received good performance from a wide array of holdings. For example, energy stocks rallied strongly in the wake of rising crude oil prices and a resumption of exploration activity among major oil producers. Financial stocks began to move higher when signs of an economic slowdown suggested that interest rates might have neared their peak. Healthcare stocks benefited from renewed investor interest in companies with relatively consistent, if unspectacular, earnings growth.
        One of the Fund’s best performing holdings was Sanmina Corp., an electronics contract manufacturer that benefited from the growing outsourcing trend among major U.S. companies. In addition, a company which sells testing equipment to the medical community also provided outstanding performance when investors recognized and rewarded its earning growth. Finally, despite the technology market correction, a software producer for the digital storage industry produced healthy gains—due partly to a strategic acquisition during the period.[2]

Because of ongoing market volatility, the Fund’s performance may be subject to substantial short-term fluctuations and current performance may be less than the results shown.
1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this Fund.
2. The Fund’s portfolio is subject to change.
Oppenheimer Variable Account Funds—Oppenheimer Capital Appreciation Fund/VA

On the other hand, disappointing investments during 2000 included a cellular telephone provider, which was hurt by weakness in the telecommunications industry group and concerns regarding the rising cost of licensing fees. In addition, we received lackluster returns from our holdings in major cruise line companies. Despite the increasing popularity of cruise vacations, these companies’ stocks suffered from pricing pressure created by an increase in capacity—that is, the launching of new cruise ships. Because their valuations are currently near cyclical lows, however, we expect to receive better performance from these companies in the future.
As 2000 drew to a close, the investment environment remained uncertain. Over the near term, the stock market’s future performance largely depends on the behavior of the U.S. economy and its effect on the monetary policies implemented by the Federal Reserve Board. If the economy enters a recession, stock prices could decline further. If, however, the economy achieves a “soft landing” in which growth slows but remains positive, the stock market is likely to rise, in our view. Regardless of which direction the economy moves, we intend to continue to employ a long-term perspective and a conservative approach to investing. In our opinion, maintaining one’s investment discipline is a prerequisite for long-term success, and that’s what makes Oppenheimer Capital Appreciation Fund/VA an important part of The Right Way to Invest.
Management’s discussion of performance.During the fiscal year that ended December 31, 2000, Oppenheimer Capital Appreciation Fund/VA’s performance was positively influenced by the return to favor of value stocks, after a long period in which growth stocks generally drove stock market returns. Value-oriented industry groups such as energy and financial services benefited from, among other factors, higher oil prices and an apparent end to rising interest rates, respectively. The Fund’s investments in technology stocks generally emphasized large, well-established industry leaders, helping to cushion the technology group’s decline in the spring, and again in the fall. The Fund’s portfolio holdings, allocations and investment style are subject to change.
Oppenheimer Variable Account Funds—Oppenheimer Capital Appreciation Fund/VA

Comparing the Fund’s performance to the market.The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
        The Fund’s performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.

Because of ongoing market volatility, the Fund’s performance has been subject to substantial short-term fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please call us at 1.800.981.2871.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.
Statement of Investments December 31, 2000

		Market Value
	Shares	See Note 1

Common Stocks—82.0%

Basic Materials—0.5%

Chemicals—0.4% PPG Industries, Inc.	100,000	4,631,250

Union Carbide Corp.	50,000	2,690,625 7,321,875

Metals—0.1% Alcoa, Inc.	70,000	2,345,000

Capital Goods—8.4%

Aerospace/Defense—0.2% Boeing Co.	55,000	3,630,000

Electrical Equipment—1.5% Emerson Electric Co.	300,000	23,643,750

Vishay Intertechnology, Inc.(1)	500,000	7,562,500 31,206,250

Industrial Services—0.7% Waste Management, Inc.	550,000	15,262,500

Manufacturing—6.0% Flextronics International Ltd.	590,000	16,815,000

Honeywell International, Inc.	170,000	8,043,125

Millipore Corp.	90,000	5,670,000

Minnesota Mining & Manufacturing Co.	270,000	32,535,00 0

Sanmina Corp.(1)	516,000	39,538,500

United Technologies Corp.	300,000	23,587,500 126,189,125

Communication Services—2.1%

Telecommunications: Long Distance—0.2% WorldCom, Inc.(1)	350,000	4,921,875

Telephone Utilities—0.1% SBC Communications, Inc.	60,000	2,865,000

Telecommunications: Wireless—1.8% Amdocs Ltd.(1)	99,400	6,585,250

Nextel Communications, Inc., Cl. A(1)	220,000	5,445,000

Vodafone Group plc, Sponsored ADR	730,000	26,143,125 38,173,375

Consumer Cyclicals—10.3%

Autos & Housing—1.5% Centex Corp.	175,000	6,573,437

Ethan Allen Interiors, Inc.	126,050	4,222,675

Ford Motor Co.	559,416	13,111,312

Gentex Corp.(1)	250,000	4,656,250

Lafarge Corp.	120,000	2,835,000 31,398,674
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Consumer Services—1.6% Omnicom Group, Inc.	310,000	$ 25,691,250

Vivendi Universal SA, Sponsored ADR(1)	130,000	8,490,625 34,181,875

Leisure & Entertainment—1.5% Carnival Corp.	690,000	21,260,625

Harley-Davidson, Inc.	200,000	7,950,000

Host Marriott Corp.	165,000	2,134,687 31,345,312

Media—3.0% News Corp. Ltd. (The), Sponsored ADR	715,000	23,058,750

Time Warner, Inc.	670,000	35,000,800

WPP Group plc, Sponsored ADR	79,325	4,982,602 63,042,152

Retail: Specialty—2.5% Gap, Inc.	715,000	18,232,500

Home Depot, Inc.	115,000	5,254,062

Nike, Inc., Cl. B	330,000	18,418,125

Tiffany & Co.	330,000	10,436,250 52,340,937

Textile/Apparel & Home Furnishings—0.2% Abercrombie & Fitch Co., Cl. A(1)	150,000	3,000,000

Too, Inc.(1)	130,000	1,625,000 4,625,000

Consumer Staples—13.3%

Beverages—1.9% Adolph Coors Co., Cl. B	80,000	6,425,000

Anheuser-Busch Cos., Inc.	340,000	15,470,000

PepsiCo, Inc.	370,000	18,338,125 40,233,125

Broadcasting—6.0%

Cablevision Systems Corp., Cl. A(1)	185,000	15,713,437

Clear Channel Communications, Inc.(1)	575,000	27,851,562

Comcast Corp., Cl. A Special(1)	1,050,000	43,837,500

Fox Entertainment Group, Inc., A Shares(1)	200,000	3,575,000

Hispanic Broadcasting Corp.(1)	348,000	8,874,000

Infinity Broadcasting Corp., Cl. A(1)	600,000	16,762,500

Rogers Communications, Inc., Cl. B	276,300	4,654,055

Univision Communications, Inc., Cl. A(1)	115,000	4,707,812 125,975,866

Entertainment—1.9% Royal Caribbean Cruises Ltd.	870,000	23,011,500

Viacom, Inc., Cl. B(1)	360,000	16,830,000 39,841,500
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Food—0.3% Keebler Foods Co.	150,000	$ 6,215,625

Food & Drug Retailers—2.3% CVS Corp.	340,000	20,378,750

Safeway, Inc.(1)	435,000	27,187,500 47,566,250

Household Goods—0.9% Avon Products, Inc.	390,000	18,671,250

Energy—6.1%

Energy Services—2.5% Coastal Corp.	260,000	22,961,250

Coflexip SA, Sponsored ADR	66,000	4,149,750

Halliburton Co.	230,000	8,337,500

Nabors Industries, Inc.(1)	55,000	3,253,250

Schlumberger Ltd.	120,000	9,592,500

Transocean Sedco Forex, Inc.	95,000	4,370,000 52,664,250

Oil: Domestic—2.5% Amerada Hess Corp.	250,000	18,265,625

Exxon Mobil Corp.	355,000	30,862,812

Forest Oil Corp.(1)	65,000	2,396,875 51,525,312

Oil: International—1.1% TotalFinaElf SA, Sponsored ADR	280,000	20,352,500

Varco International, Inc.(1)	150,000	3,262,500 23,615,000

Financial—9.5%

Banks—1.5% Bank of America Corp.	230,000	10,551,250

Chase Manhattan Corp.	470,000	21,355,625 31,906,875

Diversified Financial—5.4% C.I.T. Group, Inc., Cl. A	230,000	4,628,750

Citigroup, Inc.	913,360	46,638,445

Freddie Mac	380,000	26,172,500

Merrill Lynch & Co., Inc.	250,000	17,046,875

Schwab (Charles) Corp.	232,500	6,597,187

Stilwell Financial, Inc.	220,000	8,676,250

T. Rowe Price Group, Inc.	70,000	2,958,594 112,718,601
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Insurance—1.4% American International Group, Inc.	106,250	$ 10,472,266

Axa, Sponsored ADR	129,800	9,321,262

Everest Re Group Ltd.	80,000	5,730,000

Torchmark Corp.	70,000	2,690,625 28,214,153

Real Estate Investment Trusts—0.7% Boston Properties, Inc.	260,000	11,310,000

Equity Office Properties Trust	90,000	2,936,250 14,246,250

Savings & Loans—0.5% Golden State Bancorp, Inc.	100,000	3,143,750

Golden West Financial Corp.	100,000	6,750,000 9,893,750

Healthcare—8.4%

Healthcare/Drugs—5.2% ALZA Corp., Cl. A(1)	480,000	20,400,000

Elan Corp. plc, ADR(1)	230,000	10,766,875

Forest Laboratories, Inc.(1)	20,000	2,657,500

GlaxoSmithKline plc, ADR	160,000	8,960,000

IDEC Pharmaceuticals Corp.(1)	21,300	4,037,681

Mylan Laboratories, Inc.	240,000	6,045,000

Pfizer, Inc.	745,000	34,270,000

Pharmacia Corp.	360,000	21,960,000 109,097,056

Healthcare/Supplies & Services—3.2% Applera Corp./Applied Biosystems Group	61,400	5,775,438

Baxter International, Inc.	65,000	5,740,313

Becton, Dickinson & Co.	300,000	10,387,500

Cardinal Health, Inc.	165,000	16,438,125

McKesson HBOC, Inc.	210,000	7,536,900

Medtronic, Inc.	270,000	16,301,250

PerkinElmer, Inc.	50,000	5,250,000 67,429,526

Technology—19.9%

Computer Hardware—1.0% Compaq Computer Corp.	250,000	3,762,500

EMC Corp.(1)	150,000	9,975,000

Hewlett-Packard Co.	80,000	2,525,000

Read-Rite Corp.(1)	170,000	685,313

SanDisk Corp.(1)	145,000	4,023,750 20,971,563
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Computer Software—5.5% America Online, Inc.(1)	520,000	$ 18,096,000

BMC Software, Inc.(1)	480,000	6,720,000

Microsoft Corp.(1)	850,000	36,868,750

Novell, Inc.(1)	540,000	2,818,125

Oracle Corp.(1)	634,000	18,425,625

Sybase, Inc.(1)	230,000	4,556,875

Veritas Software Corp.(1)	265,123	23,198,263

Yahoo!, Inc.(1)	155,000	4,659,688 115,343,326

Communications Equipment—6.5% ADC Telecommunications, Inc.(1)	70,000	1,268,750

Cisco Systems, Inc.(1)	1,030,000	39,397,500

Extreme Networks, Inc.(1)	199,500	7,805,438

L.M. Ericsson Telephone Co., ADR, Cl. B(1)	375,000	4,195,313

Lucent Technologies, Inc.	480,000	6,480,000

Nokia Corp., Sponsored ADR, A Shares	1,325,000	57,637,500

Nortel Networks Corp.	380,000	12,183,750

Tellabs, Inc.(1)	122,000	6,893,000 135,861,251

Electronics—6.9% Analog Devices, Inc.(1)	150,000	7,678,125

Applied Materials, Inc.(1)	99,708	3,807,599

Atmel Corp.(1)	1,060,000	12,322,500

Cypress Semiconductor Corp.(1)	230,000	4,528,125

DuPont Photomasks, Inc.(1)	123,000	6,499,781

International Rectifier Corp.(1)	261,000	7,830,000

Micron Technology, Inc.(1)	350,000	12,425,000

National Semiconductor Corp.(1)	320,000	6,440,000

Novellus Systems, Inc.(1)	102,500	3,683,594

RF Micro Devices, Inc.(1)	480,000	13,170,000

Texas Instruments, Inc.	300,000	14,212,500

Thermo Electron Corp.(1)	80,000	2,380,000

Vitesse Semiconductor Corp.(1)	332,500	18,391,406

Waters Corp.(1)	370,000	30,895,000 144,263,630

Transportation—1.2%

Railroads & Truckers—0.8% Canadian Pacific Ltd.	510,000	14,566,875

CSX Corp.	60,000	1,556,250 16,123,125
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Shipping—0.4% FedEx Corp.(1)	200,000	$ 7,992,000

Utilities—2.3%

Electric Utilities—1.5% Calpine Corp.(1)	458,800	20,674,675

Constellation Energy Group, Inc.	75,000	3,379,688

Potomac Electric Power Co.	180,000	4,447,800

Southern Co.	105,000	3,491,250 31,993,413

Gas Utilities—0.8% Kinder Morgan, Inc.	110,000	5,740,625

Williams Cos., Inc. (The)	280,000	11,182,500 16,923,125
Total Common Stocks (Cost $1,512,542,923)		1,718,134,772

Other Securities—0.4%

Nasdaq-100 Unit Investment Trust(1) (Cost $14,060,239)	145,000	8,464,375

	Principal Amount

U.S. Government Obligations—0.5%

U.S. Treasury Nts., 6.375%, 4/30/02 (Cost $9,947,974)	$ 10,000,000	10,128,960

Repurchase Agreements—17.0%

Repurchase agreement with PaineWebber, Inc., 6.09%, dated 12/29/00, to be repurchased at $356,628,155 on 1/2/01, collateralized by Government National Mortgage Assn., 6.50%—8.50%, 2/15/27— 12/20/30, with a value of $419,019,749 (Cost $356,387,000)	356,387,000	356,387,000

Total Investments, at Value (Cost $1,892,938,136)	99.9%	2,093,115,107

Other Assets Net of Liabilities	0.1	2,688,055
Net Assets	100.0%	< u>$2,095,803,162
1. Non-income-producing security. See accompanying Notes to Financial Statements.
Statement of Assets and Liabilities December 31, 2000

Assets Investments, at value (including repurchase agreements of $356,387,000) (cost $1,892,938,136)-see accompanying statement	$2,093,115,107

Receivables and other assets: Shares of beneficial interest sold	3,684,982
Interest and dividends	1,135,218
Other	11,152
Total assets	2,097,946,459

Liabilities Bank overdraft	41,514

Payables and other liabilities: Shares of beneficial interest redeemed	1,856,182
Shareholder reports	163,837
Trustees’ compensation	3,652
Transfer and shareholder servicing agent fees	250
Other	77,862
Total liabilities	2,143,297

Net Assets	$2,095,803,162

Composition of Net Assets Par value of shares of beneficial interest	$ 44,945

Additional paid-in capital	1,695,770,427

Undistributed net investment income	12,613,518

Accumulated net realized gain on investments and foreign currency transactions	187,197,301

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	200,176,971
Net assets-applicable to 44,944,843 shares of beneficial interest outstanding	$2,095,803,162

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$46.63
See accompanying Notes to Financial Statements.
Statement of Operations For the Year Ended December 31, 2000

Investment Income Interest	$ 15,459,693

Dividends	10,005,077
Total income	25,464,770

Expenses Management fees	12,361,613

Custodian fees and expenses	34,659

Trustees’ compensation	7,620

Transfer and shareholder servicing agent fees	2,164

Other	406,481
Total expenses	12,812,537
Less expenses paid indirectly	(9,805)
Net expenses	12,802,732

Net Investment Income	12,662,038

Realized and Unrealized Gain (Loss) Net realized gain (loss) on: Investments	204,374,757
Foreign currency transactions	(18,672)
Net realized gain	204,356,085

Net change in unrealized depreciation on: Investments	(266,379,641)
Translation of assets and liabilities denominated in foreign currencies	(253,959)
Net change	(266,633,600)
Net realized and unrealized loss	(62,277,515)

Net Decrease in Net Assets Resulting from Operations	$ (49,615,477)
See accompanying Notes to Financial Statements.
Statement of Changes in Net Assets

	Year Ended December 31,
	2000	1999

Operations Net investment income	$ 12,662,038	$ 2,061,298

Net realized gain (loss)	204,356,085	108,725,542

Net change in unrealized appreciation (depreciation)	(266,633,600)	275,627,173
Net increase (decrease) in net assets resulting from operations	(49,615,477)	386,414,013

Dividends and/or Distributions to Shareholders Dividends from net investment income	(2,077,067)	(2,974,252)

Distributions from net realized gain	(110,842,476)	(32,671,363)

Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions	833,140,766	305,879,322

Net Assets Total increase	670,605,746	656,647,72 0

Beginning of period	1,425,197,416	768,549,696
End of period (including undistributed net investment income of $12,613,518 and $2,056,707, respectively)	$2,095,803,162	$1,425,197,416
See accompanying Notes to Financial Statements.
Financial Highlights

	Year Ended December 31,
	2000	1999	1998	1997	1996

Per Share Operating Data Net asset value, beginning of period	$49.84	$36.67	$32.44	$27.24	$23.55

Income from investment operations: Net investment income	.27	.06	.13	.25	.15
Net realized and unrealized gain	.02	14.68	7.28	6.62	5.46

Total income from investment operations	.29	14.74	7.41	6.87	5.61

Dividends and/or distributions to shareholders: Dividends from net investment income	(.06)	(.13)	(.24)	(.15)	(.25)
Distributions from net realized gain	(3.44)	(1.44)	(2.94)	(1.52)	(1.67)

Total dividends and/or distributions to shareholders	(3.50)	(1.57)	(3.18)	(1.67)	(1.92)

Net asset value, end of period	$46.63	$49.84	$36.67	$32.44	$27.24

Total Return, at Net Asset Value(1)	(0.23)%	41.66%	24.00%	26.68%	25.20%

Ratios/Supplemental Data Net assets, end of period (in millions)	$2,096	$1,425	$769	$494	$286

Average net assets (in millions)	$1,922	$1,003	$609	$390	$152

Ratios to average net assets:(2) Net investment income	0.66%	0.21%	0.50%	1.02%	1.08%
Expenses	0.67%	0.70%	0.75%(3)	0.75%(3)	0.81%(3)(4)

Portfolio turnover rate	38%	56%	56%	66%	65%
1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The expense ratio was 0.79% net of the voluntary reimbursement by the Manager.

See accompanying Notes to Financial Statements.
Notes to Financial Statements

1. Significant Accounting Policies
Oppenheimer Capital Appreciation Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Trust’s investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation.Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
Foreign Currency Translation.The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Repurchase Agreements.The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
Federal Taxes.The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
Dividends and Distributions to Shareholders.Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
Notes to Financial Statements (Continued)

1. Significant Accounting Policies (continued)
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $14,679,790, a decrease in undistributed net investment income of $28,160, and a decrease in accumulated net realized gain on investments of $14,651,630. This reclassification includes $14,679,790 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
Expense Offset Arrangements.Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
Other.Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
        The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $6,171 decrease to cost of securities and a corresponding $6,171 increase in net unrealized appreciation, based on securities held as of December 31, 2000.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:
	Year Ended December 31, 2000		Year Ended December 31, 1999
	Shares	Amount	Shares	Amount

Sold	20,683,300	$1,046,431,848	13,631,886	$ 546,735,927
Dividends and/or distributions reinvested	2,140,655	112,919,543	958,989	35,645,615
Redeemed	(6,472,107)	(326,210,625)	(6,954,081)	(276,502,220)
Net increase	16,351,848	$ 833,140,766	7,636,794	$ 305,879,322
Notes to Financial Statements (Continued)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2000, were $1,145,998,809 and $637,787,598, respectively.
As of December 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,895,339,268 was:
Gross unrealized appreciation	$ 404,735,473
Gross unrealized depreciation	(206,959,634)
Net unrealized appreciation	$ 197,775,839
4. Fees and Other Transactions with Affiliates
Management Fees.Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Fund’s management fee for the year ended December 31, 2000, was an annualized rate of 0.64%, before any waiver by the Manager if applicable.
Transfer Agent Fees.OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost. Effective January 1, 2001, the Fund ended the for cost agreement and began paying OFS on a fee per account basis to provide these services.
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
        The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.
Independent Auditors’ Report

To the Board of Trustees and Shareholders of Oppenheimer Capital Appreciation Fund/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund/VA (which is a series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund/VA as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Denver, Colorado
January 23, 2001
Shareholder Meeting (Unaudited)

On September 20, 2000, a shareholder meeting was held at which the following items and proposals were approved, as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:
Proposal No. 1:
Election of Trustees
Nominee	For	Withheld/Abstain	Total

William L. Armstrong	525,148,434.513	12,998,236.894	538,146,671.407
Robert G. Avis	525,194,975.808	12,951,695.599	538,146,671.407
George C. Bowen	525,246,167.352	12,900,504.055	538,146,671.407
Edward L. Cameron	525,257,205.636	12,889,465.771	538,146,671.407
Jon S. Fossel	525,310,855.983	12,835,815.424	538,146,671.407
Sam Freedman	525,227,181.129	12,919,490.278	538,146,671.407
Raymond J. Kalinowski	524,816,532.104	13,330,139.303	538,146,671.407
C. Howard Kast	524,372,698.626	13,773,972.781	538,146,671.407
Robert M. Kirchner	524,456,936.182	13,689,735.225	538,146,671.407
Bridget A. Macaskill	525,301,814.052	12,844,857.355	538,146,671.407
F. William Marshall	525,238,164.224	12,908,507.183	538,146,671.407
James C. Swain	525,158,864.886	12,987,806.521	538,146,671.407

For	Against	Withheld/Abstain	Total
Proposal No. 2: Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the fiscal year beginning January 1, 2001.
513,094,436.430	5,088,293.356	19,963,941.621	538,146,671.407
Proposal No. 3(a):
Approval to eliminate the fundamental policy for Oppenheimer Capital Appreciation Fund/VA on investing in the securities of companies for the purpose of exercising control of management.
30,619,907.317	1,685,796.345	1,678,336.285	33,984,039.947
Proposal No. 3(b): Approval to eliminate the fundamental policy for Oppenheimer Capital Appreciation Fund/VA on purchasing the securities of issuers in which officers or trustees have an interest.
29,785,171.046	2,476,629.619	1,722,239.282	33,984,039.947
Proposal No. 3(c): Approval to eliminate the fundamental policy for Oppenheimer Capital Appreciation Fund/VA on investing in oil, gas or other mineral explorations or development programs.
30,546,566.540	1,654,610.300	1,782,863.107	33,984,039.947
Proposal No. 4: Approval to change four of the fundamental policies for Oppenheimer Capital Appreciation Fund/VA to permit the Fund to participate in an inter-fund lending arrangement.
30,516,294.876	1,696,818.401	1,770,926.670	33,984,039.947
Proposal No. 6: Approval of authorizing the Trustees to adopt an Amended and Restated Declaration of Trust.
487,784,405.554	19,090,438.484	31,271,827.369	538,146,671.407
Federal Income Tax Information (Unaudited)

In early 2001 shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
        Dividends and distributions of $3.5011 per share were paid to shareholders on March 17, 2000, of which $1.4825 was designated as a “capital gain distribution” for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
        Dividends paid by the Fund during the fiscal year ended December 31, 2000, which are not designated as capital gain distributions should be multiplied by 7.98% to arrive at the net amount eligible for the corporate dividend-received deduction.
        During the fiscal year ended December 31, 2000, shareholders redeemed $14,679,790 from the Fund. A portion of these proceeds received by shareholders represent Long-Term Capital Gain distributions in the amount of $7,916,348. This notification is to meet certain IRS requirements.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
Oppenheimer Capital Appreciation Fund/VA
A Series of Oppenheimer Variable Account Funds

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
F. William Marshall, Trustee
Jane Putnam, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Transfer Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C. For more complete information about Oppenheimer Capital Appreciation Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.